PPM FUNDS

SUPPLEMENT DATED MARCH 18, 2021
TO THE PROSPECTUS
 DATED APRIL 29, 2020,
AS SUPPLEMENTED
MAY 14, 2020, AUGUST 24, 2020,
OCTOBER 6, 2020 AND NOVEMBER 30, 2020

PPM Small Cap Value Fund (the “Fund”)	PZSIX

This supplement provides new and additional information pertaining to the Fund that affects information contained in the Fund’s Prospectus and should be read in conjunction with the Prospectus.

The following changes are being made to the Prospectus:

Effective as of the close of business March 18, 2021, the Fund is closed to investments by new investors and existing shareholders. The Fund’s closure to investments does not restrict any shareholders from redeeming shares of the Fund.